UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019 (July 25, 2019)

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way

Conroe, Texas 77301

(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 25, 2019, Spirit of Texas Bancshares, Inc. (the “Company”) and its wholly-owned subsidiary, Spirit of Texas Bank, SSB, entered into an underwriting agreement (the “Underwriting Agreement”) with Stephens Inc. and Keefe, Bruyette & Woods, Inc., as representatives of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”), to issue and sell 2,000,000 shares of the Company’s common stock, no par value per share (“Common Stock”), at a public offering price of $21.50 per share in an underwritten public offering (the “Offering”). As part of the Offering, the Company granted the Underwriters a 30-day option to purchase up to an additional 300,000 shares of Common Stock at the public offering price, less the underwriting discount.

After deducting underwriting discounts and commissions but before deducting estimated offering expenses, the Company expects the net proceeds of the Offering to be approximately $40.9 million. The Company intends to use approximately $19.2 million of the net proceeds from the Offering to fund the cash consideration portion of its proposed acquisition of Chandler Bancorp, Inc. and its subsidiary, Citizens State Bank (together, “Citizens”), and approximately $21.0 million of the net proceeds from this Offering to pay off a line of credit with a third-party lender. The remaining net proceeds will be used by the Company for other general corporate purposes in order to support its continued growth, including investments in its bank subsidiary and future strategic acquisitions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, customary conditions to closing, obligations of the parties and termination provisions. The foregoing description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Pursuant to the Underwriting Agreement, each of the Company’s directors and executive officers entered into agreements in substantially the form included as an exhibit to the Underwriting Agreement providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.

The Offering is being made pursuant to the Company’s Registration Statement on Form S-3, including a prospectus (File No. 333-232092), that was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on June 24, 2019, as supplemented by the prospectus supplement dated as of and filed with the SEC on July 25, 2019. The Offering is expected to close, subject to customary closing conditions, on or about July 29, 2019.

Item 7.01	Regulation FD Disclosure

On July 25, 2019, the Company issued a press release announcing the pricing of the Offering. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The press release attached as Exhibit 99.1 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act. Any statements about our expectations, beliefs, plans, predictions, protections, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements are typically, but not exclusively, identified by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will, “should,” “seeks,” “likely,” “intends” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our ability to consummate the equity offering in the size and manner described herein; risks relating to our ability to timely complete, or complete at all, the pending acquisition of Citizens, including the possibility that the expected benefits and synergies and our projections related to the acquisitions may not materialize as expected; that prior to the completion of the pending acquisition of Citizens, the target’s businesses could experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; difficulty retaining key employees; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our recent acquisition of First Beeville Financial Corporation and our pending acquisition of Citizens) and any future acquisitions; our ability to successfully identify and address the risks associated with our recent, pending and possible future acquisitions; changes in management personnel; interest rate risk; credit risk associated with our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates and projections; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures and those of companies we acquire; our actual financial results for the three months ended June 30, 2019 may differ materially from the preliminary financial estimates we have provided as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for such periods are finalized; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, and their application by our regulators; governmental monetary and fiscal policies; increases in our capital requirements; and other risks identified in Spirit’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 15, 2019, its Quarterly Report on Form 10-Q for the period ended March 31, 2019, filed with the SEC on May 10, 2019, and its other filings with the SEC.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 25, 2019, by and between Spirit of Texas Bancshares, Inc., Spirit of Texas Bank, SSB, and Stephens Inc. and Keefe, Bruyette & Woods, Inc.

5.1	Opinion of Hunton Andrews Kurth LLP regarding the validity of the securities to be issued.

23.1	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1).

99.1	Press release announcing the pricing of the offering, dated July 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2019	SPIRIT OF TEXAS BANCSHARES, INC.

	By:	/s/ Jeffrey A. Powell
	Name:	Jeffrey A. Powell
	Title:	Chief Financial Officer and Executive Vice President